================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported): November 2, 2006


                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Florida                     001-12111                   65-0271219
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                              1301 Concord Terrace
                             Sunrise, Florida 33323
                     ---------------------------------------
                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 2.02. Results of Operations and Financial Conditions.

On November 2, 2006, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing revenues and other selected unaudited financial information for the three and nine months ended September 30, 2006 (the "Release"). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Audit Committee of Pediatrix's Board of Directors is continuing its review of the Company's practices relating to its historical stock option grants. At this time, Pediatrix does not anticipate that this review will be completed in time for the filing deadline for its 2006 third quarter Form 10-Q.

ITEM 9.01 Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits

          99.1 - Press Release dated November 2, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PEDIATRIX MEDICAL GROUP, INC.



Date: November 2, 2006                        By: /s/ Karl B. Wagner
                                                  ------------------------------
                                                  Name:  Karl B. Wagner
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                    Press Release dated November 2, 2006